UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2013

                                                                PATRIOT MINEFINDERS INC.

                                                     (Exact name of registrant as specified in its charter)

Nevada                                                                    000-53848                                                         30-0692325

(State or other jurisdiction of     (Commission File Number)          (IRS Employer Identification No.)incorporation)

700 - 510 West  Hastings  Street, Vancouver, British Columbia, Canada                             V6B 1L8

(Address of principal executive offices)                                                                                                                                                    (Zip Code)

Registrant's telephone number, including area code  604-687-7160

                                                                                  N/A

(Former name or former address, changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4)

__________________________________________________________________________________________________

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2013, Patriot Minefinders Inc. (“Patriot”, or the “Company”) issued a news release to announce that Michael Hofer and Fred Sveinson have resigned from its Board of Directors, Mr. Hofer’s resignation effective June 28, 2013 and Mr. Sveinson’s resignation effective September 13, 2013.  The  Company would like to thank Mr. Hofer and Mr. Sveinson for their services.

Patriot’s current board of directors is comprised of Fred Tejada, Justin Blanchet, Perparim Alikaj and John LaGourgue.

Item 7.01 Regulation FD Disclosure

The Registrant issued a news release filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99. 1 News Release dated September 13, 2013

 SIGNATURES_

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MINEFINDERS INC.

/s/ John LaGourgue

John LaGourgue

Director

Date: September 13, 2013